January 7, 2016
DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS
- Dreyfus Institutional Preferred Plus Money Market Fund
Supplement to Summary and Statutory Prospectuses dated July 31, 2015 and Current Statement of Additional Information
The following changes will take effect on March 1, 2016
The following will replace the first sentence in the section in the fund's prospectus entitled "Shareholder Guide—Services for Fund Investors—Fund Exchanges" and will supersede any contrary information in the fund's statement of additional information:
An investor may purchase, in exchange for shares of the fund, any class of shares of Dreyfus Institutional Preferred Government Money Market Fund, Dreyfus Institutional Preferred Money Market Fund or Dreyfus Institutional Preferred Treasury Money Market Fund.